STARBOARD INVESTMENT TRUST

Sirius S&P Strategic Large-Cap Allocation Fund

Supplement to the
Statement of Additional Information

September 8, 2015
This supplement to the Statement of Additional Information dated July 29, 2015 for the Sirius S&P Strategic Large-Cap Allocation Fund ("Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain copies of the Prospectus, Summary Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to update the address of the Fund's statutory distributor, Capital Investment Group, Inc., and also to correct a typographical error.
The new address of Capital Investment Group, Inc. is 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609.
On the cover page of the Statement of Additional Information, a typographical error resulted in the date reading August 15, 2015. The correct date of the Statement of Additional Information should read July 29, 2015.

Investors Should Retain This Supplement for Future Reference